Exhibit 10.1(B)

CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAS BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Amendment No. 4

to the

RESEARCH Collaboration Agreement

This Amendment No. 4 to the Research Collaboration Agreement (the “Amendment”) is entered into as of May 2, 2024 (“Amendment Effective Date”) by and between Nkarta, Inc. (“Nkarta”) and CRISPR Therapeutics AG (“CRISPR”). Nkarta and CRISPR each may be referred to herein individually as a “Party” or collectively as the “Parties.” This Amendment amends the Research Collaboration Agreement, entered into as of May 5, 2021, between Nkarta and CRISPR and as amended by that certain Amendment No. 1 to the Research Collaboration Agreement entered into as of May 4, 2022, Amendment No. 2 to the Research Collaboration Agreement entered into as of March 8, 2023, and Amendment No. 3 to the Research Collaboration Agreement entered into as of April 3, 2024 (collectively, the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Parties desire to amend and restate Sections 1.52 – Nomination and 4.1 – Additional Gene-Editing Targets;

NOW, THEREFORE, in consideration of the respective covenants and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1.

Amendments

1.1.
Designation Term. Section 1.52 in the Agreement hereby amended and restated as set forth below.

‘“Designation Term” means [***].”

1.2.
Additional Gene-Editing Targets. Section 4.1 in the Agreement is hereby amended and restated as set forth below.

“4.1 Additional Gene-Editing Targets. Nkarta shall, during the period commencing on the Effective Date and [***], have the right to designate, in accordance with this Article 4, up to [***] (“Additional Gene-Editing Targets”) for inclusion in the Target Pool for Nkarta to Research, Develop and Commercialize Nkarta Products. For the avoidance of doubt, any such gene-editing target shall be [***].

ARTICLE 2.

MISCELLANEOUS

2.1.
Effect of Amendment. This Amendment shall not be deemed to be an amendment to any other terms and conditions of the Agreement. Except as expressly amended by this Amendment, the Agreement remains unchanged and in full force and effect.
2.2.
Counterparts. This Amendment may be executed in one or more counterparts, each of which will be an original and all of which will constitute together the same document. Counterparts may be signed and delivered by facsimile or digital transmission (.pdf), each of which will be binding when received by the applicable Party.

[SIGNATURE PAGE FOLLOWS]

* - * - * - *

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Effective Date.

NKARTA, INC.	CRISPR THERAPEUTICS AG
By: /s/ Alyssa Levin	By: /s/ Samarth Kulkarni
Name: Alyssa Levin Title: CFBO	Name: Samarth Kulkarni Title: CEO

[Signature Page to Amendment No. 4]